UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------
                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 5, 2003

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

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            Nevada                        000-49735               87-0642947
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

================================================================================

                              7408 Comstock Circle
                           Salt Lake City, Utah 84121


                                Mailing Address:
                                  P.O. Box 9301
                           Salt Lake City, Utah 84109

               (Address of principal executive offices) (Zip Code)
================================================================================

        Registrant's telephone number, including area code: 801-943-2345




          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 4 -- Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant's Certifying Accountant.

The accounting firm of Pritchett, Siler & Hardy, P.C. ("PSH") of Salt Lake City, Utah has been the independent auditors for Intraop Medical Corporation (the "Company") since the inception of the Company until April 5, 2003. In 2003, PSH declined to audit the financial statements of the Company for the fiscal year ended December 31, 2002 based upon its concern that its independence from the Company had been compromised by unpaid invoices in the amount of $7,518 issued to the Company by PHS for past services. These amounts were subsequently paid on or about December 2003.

In its prior reports, PHS has expressed its opinion that various factors about the Company raise substantial doubt about the ability of the Company to continue as a going concern. Otherwise, there have been no adverse opinions about the Company by PHS or disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure.

Madsen & Associates, CPAs Inc., a Salt Lake City, Utah corporation was retained by the Company on or about April 5, 2003, to audit the financial statements of the Company for its fiscal years ended December 31, 2002 and December 31, 2003. Madsen & Associates CPAs, Inc. was not consulted regarding any accounting matters prior to being retained as the independent auditor.


Section 9 -- Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits.

         Exhibit 16 -- Letter  from  Pritchett,  Siler & Hardy,  P.C.  regarding change in certifying accountant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 INTRAOP MEDICAL CORPORATION


Date:  January 4, 2005                           By: /s/ David Shamy
                                                     David Shamy
                                                     Principal Executive Officer
                                                     Principal Financial Officer